Exhibit 10.16.2

AMENDMENT NO. 1 TO EQUITY PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO EQUITY PURCHASE AGREEMENT (this “Amendment”), is made as of this 22nd day of April 2005, by and among PaeTec Corp., a Delaware corporation (the “Company”); Madison Dearborn Capital Partners III L.P., a Delaware limited partnership, Madison Dearborn Special Equity III, a Delaware limited partnership, and Special Advisors Fund I LLC, a Delaware limited liability company (collectively, “MDCP”); Blackstone CCC Capital Partners, L.P., a Delaware limited partnership, Blackstone CCC Offshore Capital Partners, L.P., a Cayman Islands limited partnership, and Blackstone Family Investment Partnership III, L.P., a Delaware limited partnership (collectively, “Blackstone”); and Ares Leveraged Investment Fund L.P., a Delaware limited partnership, Ares Leveraged Investment Fund L.P. II, a Delaware limited partnership, CIT Lending Services Corporation (f/k/a Newcourt Commercial Finance Corporation), a Delaware corporation, Caravelle Investment Fund, L.L.C., a Delaware limited liability company, UnionBanCal Equities, Inc., a California corporation, and GE Capital Equity Investments, Inc., a Delaware corporation (MDCP, Blackstone and such other entities collectively referred to herein as the “Purchasers” and, individually, as a “Purchaser”).

RECITALS

WHEREAS, the Company wishes (i) to consummate a recapitalization (the “Recapitalization”) pursuant to which, among other transactions, the Class A common stock, par value $0.01 per share, of the Company and the Class B common stock, par value $0.01 per share, of the Company will be reclassified into a single class of common stock, par value $0.01 per share, of the Company (the “New Common Stock”) and (ii) immediately after the consummation of the Recapitalization, to offer, issue and sell shares of the New Common Stock in an underwritten initial public offering (the “IPO”) registered under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers are parties to an Equity Purchase Agreement, dated as of February 4, 2000 (the “Agreement”), and wish to amend such Agreement pursuant to the terms of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness of Amendment. This Amendment shall become effective with full force and effect as of the day and year first written above; provided that the provisions of Section 4 of this Amendment shall only become effective immediately following the consummation of a Qualified Public Offering (as defined in the Agreement, as amended by Section 3 of this Amendment); and provided further that, if the Company shall not have entered into a definitive underwriting agreement with respect to a potential Qualified

Public Offering on or before December 31, 2005, the provisions of Section 4 of this Amendment shall not become effective and shall have no force or effect.

2. Amendment to Section 5C. Section 5C of the Agreement is hereby amended by adding after “Section 2.1 of the Voting Agreement” in the first sentence of Section 5C the following:

“or any comparable provision of any voting agreement which replaces the Voting Agreement,”

3. Qualified Public Offering. The definition of “Qualified Public Offering” set forth in Section 8 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“Qualified Public Offering” shall mean a “Qualified Public Offering” as defined in the Company’s restated certificate of incorporation, as amended from time to time.

4. Termination of Provisions. The Company and the Purchasers hereby agree and acknowledge that, immediately following the consummation of a Qualified Public Offering (as defined in the Agreement, as amended by Section 3 of this Amendment), only the provisions set forth in Sections 3A, 3B, 3C, 3D, 3K, 3T, 4A, 4C, 5A, 5B, 5C (as amended by Section 2 of this Amendment), 5F, 5G, 5J, 7, 8 and 9 of the Agreement, and any other provision (or portion thereof) of the Agreement to the extent, and only to the extent, that the application of such provision (or portion thereof) is necessary to construe or interpret the foregoing enumerated surviving sections of the Agreement, shall remain in effect, and all other provisions of the Agreement shall automatically terminate and be of no further force or effect.

5. Consent Concerning Public Disclosures. Each Purchaser hereby consents pursuant to Section 5I of the Agreement to the Company’s disclosure of such Purchaser’s name and identity as an investor in the Company (i) in any press release or other public announcement relating to the IPO and (ii) in any document or material filed with any governmental entity in connection with the IPO, including, without limitation, a Registration Statement on Form S-1 and any prospectus, pre-effective amendment, post-effective amendment or supplement to such registration statement or such prospectus.

6. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

7. Counterparts. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

8. Delivery by Facsimile and Electronic Mail. This Amendment, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such amendment, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such amendment shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any amendment was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 to Equity Purchase Agreement with full force and effect as of the day and year first written above.

THE CORPORATION:

PAETEC CORP.

By:	/s/ ARUNAS A. CHESONIS
Its:	Chairman, Pres. & CEO

MDCP:

MADISON DEARBORN CAPITAL PARTNERS III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/
Its:	Managing Director

MADISON DEARBORN SPECIAL EQUITY III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/
Its:	Managing Director

SPECIAL ADVISORS FUND I, LLC

By:	Madison Dearborn Partners III, L.P.
Its:	Manager

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/
Its:	Managing Director

BLACKSTONE GROUP STOCKHOLDERS:

BLACKSTONE CCC CAPITAL PARTNERS L.P.

By: Blackstone Management Associates III L.L.C.

By:	/s/ MICHAEL CHAE
Name:	Michael Chae
Title:	Member

BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.

By: Blackstone Management Associates III L.L.C.

By:	/s/ MICHAEL CHAE
Name:	Michael Chae
Title:	Member

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By: Blackstone Management Associates III L.L.C.

By:	/s/ MICHAEL CHAE
Name:	Michael Chae
Title:	Member

OTHER INVESTOR STOCKHOLDERS:

CIT LENDING SERVICES CORPORATION

By:	/s/ JOSEPH JUNDA
Its:	Vice President

CARAVELLE INVESTMENT FUND, L.L.C.
By:	Trimuran Advisors, L.L.C.
Its:	Investment Manager and Attorney-in-Fact

By:	/s/
Its:	Managing Director

UNIONBANCAL EQUITIES, INC.

By:	/s/ /s/
Its:	Vice President Sr. Vice President

ARES LEVERAGED INVESTMENT FUND, L.P.
By:	ARES Management, L.P.
Its:	General Partner

By:	/s/
Its:	Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P.
By:	ARES Management II, L.P.
Its:	General Partner

By:	/s/
Its:	Vice President

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ GREGORY J. JANIA
Its:	Authorized Signatory
Gregory J. Jania